CONSULTING SERVICES AGREEMENT

THIS AGREEMENT made as of the 12th day of April, 2000.

B E T W E E N:

                               VHS NETWORK, INC.,
                      a company incorporated under the laws

                             of the State of Florida

                       (hereinafter called the "Company")

                                     - and -

                      G.C. CONSULTING AND INVESTMENT CORP.,
            a corporation incorporated under the laws of the Provinc
                                       of

                                    Ontario,

                      (hereinafter called the "Consultant")

                                     - and -

                                   GANG CHAI,
                               of Toronto, Ontario

                      (hereinafter called the "Executive")


                  WHEREAS the Company wishes to confirm that it has retained the services of the Consultant effective March 1, 2000, and the Consultant has agreed to accept such assignment, upon the terms and conditions hereinafter set forth;

                  AND WHEREAS the Consultant has agreed with the Company to appoint, exclusively, the Executive as the Consultant's representative to perform the Consultant's obligations hereinafter set out;

                  NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the premises and the mutual promises and agreements herein contained (the receipt and sufficiency of which are hereby acknowledged by each of the parties), the parties hereto covenant and agree as follows:

                                   SECTION 1 e

                                  Engagement e

                                  ------------

1.1      Engagement

         The Company hereby engages the Consultant as a self-employed independent contractor to provide the services of the Executive, and the Consultant hereby agrees to accept such assignment, upon and subject to the terms and conditions hereinafter set forth.

1.2      Duties of the Consultant and the Executive


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

(a) The Consultant and the Executive agree to diligently perform such services, duties and responsibilities as may from time to time be mutually agreed to with the Company, with a standard of care, diligence and quality that is commensurate with industry practice in Canada and the United States. Neither the Consultant nor the Executive shall be under the direct control, management or supervision of the Company in the performance of such services, but the Consultant will accept direction from the Company's Chief Executive Officer in the performance of the Consultant's duties and shall submit reasonable written reports to the Company concerning the performance of such services, as the Company may request from time to time.

(b) The Consultant and the Executive agree that any failure to discharge the duties and responsibilities assigned to the Executive in accordance with Section 1.2(a) herein, if not remedied after reasonable notice, constitutes both a breach of this Agreement and cause for termination of this Agreement without notice or compensation in lieu of notice.

(c) While engaged on any matter, the Consultant shall cause the Executive (except in the case of illness or accident) to devote such of his time, attention and energy as is necessary to such matter. In order to perform the duties and responsibilities hereunder, the Executive will be reasonably available at such times and locations as the Consultant and the Company may reasonably and mutually agree. Without limitation, the Company and the
Consultant may mutually agree that some of the services to be provided by the Executive hereunder may be carried out at his home or personal office.

(d) The parties acknowledge and agree that the Executive is the sole holder of common shares of the Consultant and a director of the Company and that the Executive shall be performing the duties and responsibilities provided for hereunder as the representative of the Consultant. The parties further acknowledge and agree that the services herein covered are in addition to the normal services and advice that would be provided by the Executive in his capacity as a director of the Company.

(e) Each of the Consultant and the Executive shall, in performance of their respective obligations pursuant to this Agreement, comply with all applicable laws, rules, regulations and bylaws of Canada and of each province and municipal subdivision thereof in which the Consultant or the Executive is providing services to the Company. The Consultant and the Executive shall be responsible for obtaining all necessary permits and licenses and complying with all applicable codes and regulations in connection with such permits and licences. The Consultant and the Executive shall take reasonable safety and health precautions during the provision of the services hereunder. Notwithstanding the independence of the Consultant and the Executive in performing such services, the Consultant and the Executive, in performing such services, agree to comply with the policies, standards, procedures, conventions, techniques, rules and regulations of the Company which are from time to time in force, and which are brought to the attention of the Consultant or the Executive or those of which the Consultant or the Executive should reasonably be aware, including, without limitation, workplace safety policies, human rights policies and legal requirements concerning all aspects of the dealings of the Consultant or the Executive with the Company or the Company's employees.

1.3      Engaging in Other Activities

         The Company and the Consultant acknowledge that the performance of the duties of the Consultant hereunder is on a non-exclusive basis and that it is free to perform other consulting activities, provided that same do not conflict with the obligations of the Consultant to the Company and that such activities are not for or on behalf of a competitor of the Company. The Consultant and the Executive acknowledge and agree that any violation of this Section shall be cause for termination of this Agreement without notice or compensation in lieu of notice.

1.4      Corporate Information

         The Company agrees to cooperate with the Consultant and to provide such information, financial records and documents as may facilitate the performance of the services hereunder.

                                    SECTION 2

                            Remuneration and Expenses

                            -------------------------

2.1      Consulting Fee

         The Company agrees to pay to the Consultant during the term of this Agreement for the services provided hereunder a monthly fee (the "Fee") of CDN $7,833.34, plus applicable goods and services tax, payable on the first day of each month for the term of this Agreement. Provided, however, that the Company shall not be obligated to make payment to the Consultant so long as the Consultant has, in the reasonable opinion of the Company, failed to rectify in a manner satisfactory to the Company any adverse departure from any performance schedule applicable to any of the services or any breach of this Agreement.

2.2      Expenses

         The Company shall compensate the Consultant for all reasonable, documented out-of-pocket expenses incurred in performance of the services hereunder including, but not limited to, travel expenses, long distance telephone calls, computer time and supplies. Such expenses incurred by the Consultant shall be reimbursed the Company against submission of appropriate vouchers or invoices in accordance with such reasonable guidelines as may be established by the board of directors of the Company from time to time provided that any expense over $250.00 must be pre-approved in writing by the Company. In addition the Consultant shall receive CDN $600 per month for automobile expenses.

                                    SECTION 3

                               Term of Engagement

                               ------------------

3.1      Term

         The term of this Agreement shall commence with effect from March 1, 2000 for a term of one year and shall be renewed for successive one year terms thereafter unless terminated in accordance with the provisions of this Agreement.

                                    SECTION 4

                                   Termination

                                   -----------

4.1      Termination

(a) This Agreement shall terminate upon the Executive's death and may be terminated immediately at the option of the Company upon written notice to the Consultant in the event that the Executive is unable to carry out the services herein for a period of 150 consecutive business days or more or for periods aggregating 180 business days in any period of 365 days.

(b) Notwithstanding anything in this Agreement, the Company may at its option terminate this Agreement on thirty (30) days' written notice to the Consultant if the Executive ceases to be the exclusive representative of the Consultant under this Agreement.

(c) In the event that the Executive ceases to provide the services described herein on behalf of the Consultant, the Company may at its sole option permit the Consultant to name a successor Executive, subject to the consent of the Company, who shall be subject to, and shall execute a copy of this Agreement, and shall continue to perform the services required of the Consultant hereunder.

(d) Except as otherwise provided in this Agreement, neither the Company, the Consultant nor the Executive shall be entitled to terminate this Agreement during the initial one (1) year term however, thereafter the Company, the Consultant or the Executive may terminate this Agreement by providing written notice to the other parties at least three (3) months' prior to the commencement of a successive one year term. Notwithstanding this Section, the Company may terminate this Agreement upon prepaying to the Consultant the Fee in lieu of such notice contemplated in this Section.

(e) The Company may terminate this Agreement for cause, at any time, without notice or compensation in lieu of notice. It is understood and agreed that cause includes, without limitation, any material breach of the provisions of this Agreement by the Consultant or the Executive, or any conduct of the Consultant or the Executive which in the opinion of the Company, acting reasonably, tends to bring himself, itself or the Company into disrepute.

(f) The parties confirm that the provisions contained in this Section 4 are valid and reasonable and are fair and equitable and that the parties agree that upon termination of this Agreement, in compliance with the provisions of this Agreement, neither the Consultant nor the Executive shall have any action, cause of action, claim or demand against the Company or any other person as a consequence of such termination.

                                    SECTION 5

                       Confidentiality and Non-Competition

                       -----------------------------------


5.1 Confidentiality

(a) The Executive agrees that all information concerning the business and affairs of the Company or its subsidiaries, affiliated corporations or associates, which he may have learned while providing the services hereunder ("Confidential Information"), is the property of the Company and shall remain so and that the disclosure of any Confidential Information would be highly detrimental to the best interests of the Company and could severely damage the economic interests of the Company. Except as otherwise herein provided, the Executive agrees that during the term of this Agreement, and thereafter, the Executive will hold in strictest confidence, will take all necessary precautions against unauthorized disclosure of, and will not use or disclose to any person, firm or company, without the written authorization of an officer of the Company, any of the Confidential Information, except as such use or disclosure may be required in connection with the work of the Executive for the Company. The Executive understands that this Agreement applies to computerized as well as written information.

(b) Upon or after the termination of this Agreement, the Executive agrees that he will not take with him any Confidential Information that is in written, computerized, machine-readable, model, sample, or other form capable of physical delivery, without the prior written consent of an officer of the Company. The Executive also agrees that upon the termination of this Agreement, the Executive shall deliver promptly and return to the Company all such materials, along with all other property of the Company, in his possession, custody or control and the Executive shall make no further use of same. Should any such items be discovered by the Executive after the termination of this Agreement, the Executive agrees to return them promptly to the Company without retaining copies of any kind.

5.2 Non-Competition

         The Consultant and the Executive agree that during the currency of this Agreement, neither the Consultant nor the Executive shall, without the express written consent of the Company, directly or indirectly, either individually or in a partnership, or jointly or in conjunction with any person, be engaged by, consult with or advise, manage, own shares in the capital of, lend money to or guarantee the debts or obligations of, or permit his name or any part thereof, to be used or employed by any other business entity or person competitive with the Company's business.

                                    SECTION 6

                                  Miscellaneous

                                  -------------

6.1 Agency

         Nothing herein contained shall constitute the Corporatio or the Consultant the agent of the other. The relationship herein created shall be that of independent contractors acting at arm's length.

(a) Any notice required or permitted to be given to the Company shall be sufficiently given if mailed by registered mail or sent by facsimile transmission to the Company's Head Office at its address last known to the Consultant.

(b) Any notice required or permitted to be given to the Consultant shall be sufficiently given if delivered to the Executive personally or if mailed by registered mail to the Executive's address last known to the Company.

6.3 Severability

         If any provision of this Agreement or its application to any party or circumstance is restricted, prohibited or unenforceable, such provisions shall, as to such jurisdiction, be ineffective only to the extent of any such restriction, prohibition or unenforceability without invalidating the remaining provisions hereof and without affecting the validity or enforceability of such provision or application to other parties or circumstances.

6.4 Counterparts

         This Agreement may be executed in any number of counterparts by original or facsimile signature, each of which when executed and delivered shall be an original but such counterparts together shall constitute one and the same instrument.

6.5 Governing Laws

         This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

6.6 Assignment and Successors

         The rights which accrue to the parties under this Agreement shall be binding upon and enure to the benefit of the heirs, executors, administrators, successors and permitted assigns of the parties hereto as the case may be.

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

6.7 Independent Legal Advice

         The parties hereby acknowledge that this provision shall serve as notice to each party of being advised to arrange for such independent legal advice with respect to this Agreement, each of the matters herein and the implications thereof, as each party may independently deem necessary, and that each party has either obtained such independent legal advice or hereby waives the right thereto by signing this Agreement.

6.8 Time of the Essence

Time shall be the essence of this Agreement and every part thereof.

6.9 Entire Agreement

         This Agreement, including the recitals set out above which shall form an integral part of this Agreement, constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the parties hereto in connection with the subject matter hereof. No supplement, modification, waiver or termination of this Agreement shall be binding, unless executed in writing by the parties to be bound thereby.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the date first above written.

SIGNED, SEALED AND DELIVERED  )
in the presence of            ) VHS NETWORK, INC.
                              )
                              )
                              ) Per: )
                                       -----------------------------------------
                                A.S.O.
                              )
                              ) G.C. CONSULTING AND
                              ) INVESTMENT CORP.
                              )
                              ) Per:
                                    --------------------------------------------
                              ) A.S.O.
                              )
                              )
----------------------        )     --------------------------------------------
Witness                             GANG CHAI



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